UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Pharma-Bio Serv, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PHARMA-BIO SERV, INC.
Pharma-Bio Serv Building
#6 Road 696
Dorado, Puerto Rico, 00646

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on April 30, 2014

To our Stockholders:

The Annual Meeting of Stockholders of Pharma-Bio Serv, Inc. (the “Company”) will be held on Wednesday, April 30, 2014, at 1:00 p.m. local time at the Pennsylvania offices of the Company located at 545 West Germantown Pike, Suite 200, Plymouth Meeting, Pennsylvania, 19462 for the following purposes:

1.	The election of one (1) director as a Class I director to serve for a term until the 2017 Annual Meeting of Stockholders or until a successor is duly elected and qualified;

2.	The approval of the 2014 Long-Term Incentive Plan;

3.	The ratification of the selection of Horwath Velez & Co. PSC as the Company’s independent certified public accountants for the fiscal year ending October 31, 2014;

4.	To vote on a shareholder proposal requesting that the Board of Directors establish a quarterly dividend policy;

5.	To vote on a shareholder proposal requesting that the Board of Directors immediately adopt and issue a special cash dividend; and

6.	The transaction of such other and further business as may properly come before the meeting or any, adjournments or postponements of the meeting.

The Board of Directors has fixed the close of business on March 13, 2014 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting.

The enclosed proxy statement contains information pertaining to the matters to be voted on at the annual meeting. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2013 is being mailed with this proxy statement.

By order of the Board of Directors,
/s/ Nélida Plaza
Nélida Plaza
Chief Operating Officer and Secretary
Dorado, Puerto Rico
March 31, 2014

IMPORTANT NOTICE
REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 30, 2014

The Company's proxy statement and the 2013 Annual Report on Form 10-K are available at

http://www.pharmabioserv.com

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PRE-ADDRESSED POSTAGE-PAID ENVELOPE OR USE THE INTERNET VOTING SYSTEM AS DESCRIBED ON THE ENCLOSED PROXY CARD. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE ENCLOSED PROXY CARD OR BY USE OF THE INTERNET VOTING SYSTEM, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

PHARMA-BIO SERV, INC.
Pharma-Bio Serv Building
#6 Road 696
Dorado, Puerto Rico, 00646

PROXY STATEMENT

Annual Meeting of Stockholders

To be held on April 30, 2014

General

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Pharma-Bio Serv, Inc. of proxies to be voted at our 2014 Annual Meeting of Stockholders and at any and all postponements or adjournments thereof. Our Annual Meeting will be held on Wednesday, April 30, 2014, at 1:00 p.m. local time at the Pennsylvania offices of the Company located at 545 West Germantown Pike, Suite 200, Plymouth Meeting, Pennsylvania, 19462. This proxy statement and the enclosed form of proxy are first being sent to stockholders on or about March 31, 2014. In this proxy statement Pharma-Bio Serv, Inc. and its subsidiaries are referred to as the ‘‘Company,’’ ‘‘we,’’ ‘‘our’’ or ‘‘us.”

Purposes of the Meeting

At the Annual Meeting, our stockholders will consider and vote upon the following matters:

(1)	The election of one (1) director as a Class I director to serve for a term until the 2017 Annual Meeting of Stockholders or until a successor is duly elected and qualified;

(2)	The approval of the 2014 Long-Term Incentive Plan;

(3)	The ratification of the selection of Horwath Velez & Co. PSC as the Company’s independent certified public accountants for the fiscal year ending October 31, 2014;

(4)	To vote on a shareholder proposal requesting that the Board of Directors establish a quarterly dividend policy;

(5)	To vote on a shareholder proposal requesting that the Board of Directors immediately adopt and issue a special cash dividend; and

(6)	The transaction of such other and further business as may properly come before the meeting or any, adjournments or postponements of the meeting.

Outstanding Securities and Voting Rights

Only holders of record of the Company’s common stock at the close of business on March 13, 2014, the record date, will be entitled to notice of, and to vote at, the Annual Meeting. On that date, we had 23,049,462 shares of common stock outstanding. Each share of common stock is entitled to one vote at the Annual Meeting.

A majority of the outstanding shares of our common stock constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Annual Meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Under New York Stock Exchange rules, a broker does not have the discretion to vote on Proposal 1 – Election of Directors, Proposal 2 – Approval of the 2014 Long-Term Incentive Plan and Proposals 4 and 5 – the Shareholder Proposals. As a result, any broker that is a member of the NYSE will not have the discretion to vote Proposals 1, 2, 4 and 5.  A broker non-vote or an abstention will have no effect on the proposals.

Proxy Voting

Shares for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions given or, in the absence of directions, will be voted “FOR” Proposal 1 - the election of the nominee to the Board named herein, “FOR” Proposal 2 - the approval of the 2014 Long-Term Incentive Plan, “FOR” Proposal 3 - the ratification of Horwath Velez & Co. PSC as our independent certified public accountants, “AGAINST” Proposal 4 - the shareholder proposal requesting that the Board of Directors establish a quarterly dividend policy, and “AGAINST” Proposal 5 – the shareholder proposal requesting that the Board of Directors immediately adopt and issue a special cash dividend.  If, however, other matters are properly presented, the person named in the proxies in the accompanying proxy card will vote in accordance with their discretion with respect to such matters.

The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares are represented by certificates or book entries in your name so that you appear as a stockholder on the records of American Stock Transfer & Trust Company, our transfer agent, a proxy card for voting those shares will be included with this proxy statement. If you own shares in street name, meaning that your shares are held by a bank or brokerage firm or other nominee, you may instead receive a voting instruction form from that institution with this proxy statement to instruct it how to vote your shares.

The Board of Directors urges you to promptly date, sign and mail your proxy or to use the internet voting system set forth in the proxy, in the form enclosed with this proxy statement, to make certain that your shares are voted at the Annual Meeting. Proxies in the enclosed or other acceptable form that are received in time for the Annual Meeting will be voted. However, you may revoke your proxy at any time prior to its use by a revocation in writing to the Corporate Secretary at the Company’s principal executive offices at #6 Road 696 Dorado, Puerto Rico, 00646 or a later dated proxy that is received in sufficient time by the Company prior to the Annual Meeting; and, if you attend the Annual Meeting, you may vote your shares in person.

Attendance and Voting at the Annual Meeting

If you own common stock of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted by proxy card or by internet. If you own common stock in street name, you may attend the Annual Meeting but in order to vote your shares at the Annual Meeting, you must obtain a “legal proxy” from the bank or brokerage firm that holds your shares. You should contact your bank or brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Annual Meeting, even if you plan on attending the Annual Meeting. If you have already voted prior to the Annual Meeting, you may nevertheless change or revoke your vote at the Annual Meeting in the manner described below. To obtain directions to the annual meeting, please visit the company’s website at www.pharmabioserv.com and click on the “Directions to East Coast Office” link under the “Contact Us” tab.

Revocation

If you own common stock of record, you may revoke a previously granted proxy at any time before it is voted by delivering to Nélida Plaza, the Chief Operating Officer and Secretary of the Company, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Any stockholder owning common stock in street name may change or revoke previously granted voting instructions by contacting the bank or brokerage firm holding the shares or by obtaining a legal proxy from such bank or brokerage firm and voting in person at the Annual Meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board of Directors is currently comprised of five (5) directors divided into three separate classes, as nearly equal in number as possible, with one class being elected each year to serve a staggered three-year term.

At the 2013 Annual Meeting of Stockholders, our stockholders approved an amendment to our Certificate of Incorporation, which phases-in the classification of our Board of Directors which began at the 2013 Annual Meeting of Stockholders. Pursuant to this amendment, the director initially elected in Class I will stand for election at this year's Annual Meeting of Stockholders for a term expiring at the 2017 Annual Meeting of Stockholders. The directors initially elected in Class II will continue to hold office until the 2015 Annual Meeting of Stockholders and the directors initially elected in Class III will continue to hold office until the 2016 Annual Meeting of Stockholders. At this Annual Meeting of Stockholders and each Annual Meeting of Stockholders thereafter, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding Annual Meeting of Stockholders after their election, and until their successors have been duly elected and qualified.

Our Class I director is Irving Wiesen; our Class II directors are Kirk Michel and Dov Perlysky; and our Class III directors are Elizabeth Plaza and Howard Spindel.

Our Board of Directors is recommending that Irving Wiesen, our Class I director, be re-elected to serve for a term until the 2017 Annual Meeting of Stockholders or until a successor is duly elected and qualified.  If Mr. Wiesen becomes unavailable for any reason, a situation which is not anticipated, a substitute nominee may be proposed by the board, and any shares represented by proxy will be voted for the substitute nominee, unless the board reduces the number of directors.

Mr. Perlysky was elected as director at the time of our organization in 2004. The other directors were elected in January 2006 in connection with our acquisition of Pharma-Bio Serv PR, Inc. (“Pharma-PR”), formerly Plaza Consulting Group, Inc.

The following table sets forth certain information concerning the nominee for director and each of the other members of the Board of Directors:

Name	Age	Positions with the Company	Director Since	Year Term Expires and Class
Elizabeth Plaza (3)	50	Chairman of the Board and Principal Executive Officer	2006	2016 Class III
Kirk Michel (1),(2)	58	Director	2006	2015 Class II
Dov Perlysky (2),(3)	51	Director	2004	2015 Class II
Howard Spindel (1)	68	Director	2006	2016 Class III
Irving Wiesen (1),(2),(3)	59	Director	2006	2014 Class I

(1)	Member of the Audit Committee and Compensation Committee.

(2)	Member of the Mergers and Acquisition Committee.

(3)	Member of the Nominating Committee.

CLASS I – TERM EXPIRING AT 2014 ANNUAL MEETING

Irving Wiesen, a director since January 25, 2006, has practiced as an attorney specializing in food and drug law and regulation in the pharmaceutical and medical device industries for over thirty years. For more than the past five years he has been of counsel to the New York law firms, Ullman, Shapiro and Ullman, LLP and Cohen, Tauber, Spievack & Wagner. Prior to that, Mr. Wiesen was a partner in the New York food and drug law firm, Bass & Ullman, and also served as division counsel of Boehringer Ingelheim Pharmaceuticals, Inc. Mr. Wiesen represents pharmaceutical, medical device and biotechnology companies in all aspects of FDA regulation, corporate practice and compliance, litigation and allied commercial transactions. Mr. Wiesen received his J.D. degree from the New York University School of Law and holds an M.A. in English Literature from Columbia University and a B.A., cum laude, from Yeshiva University.

Mr. Wiesen brings extensive leadership, business, and legal experience to the Board. He has practiced as an attorney specializing in food and drug law and regulation in the pharmaceutical and medical device industries for over thirty years. His experience as a practicing lawyer in the pharmaceutical and medical device industries has given him broad understanding and expertise, particularly relating to legal and industry matters impacting the Company.

CLASS II – TERM EXPIRING AT 2015 ANNUAL MEETING

Kirk Michel, a director since January 25, 2006, has been a managing director of KEMA Advisors, Inc., a boutique investment banking firm located in Hillsborough, North Carolina since 2000. KEMA Advisors provides corporate finance advisory services to middle market companies and governmental agencies. From 1995 to 2000, Mr. Michel was the co-founder and a managing director of Bahia Group Holdings, LLC which provided corporate finance, public finance and merger and acquisition services to middle market companies and governmental agencies. Mr. Michel holds a M.B.A. degree from the Columbia University Graduate School of Business and a B.A. in Economics from Northwestern University.

Mr. Michel brings extensive leadership, business, and finance experience to the Board. His experience as a managing director of an investment banking firm has given him broad understanding and expertise, particularly relating to business and finance matters.

Dov Perlysky, a director since 2004, has been the managing member of Nesher, LLC a private investment firm since 2000. On January 25, 2006, in connection with the reverse acquisition, Mr. Perlysky resigned as president and became a consultant to us. From 1998 until 2002, Mr. Perlysky was a vice president in the private client group of Laidlaw Global Securities, a registered broker-dealer. He received his B.S. in Mathematics and Computer Science from the University of Illinois in 1985 and a Masters in Management from the JL Kellogg Graduate School of Northwestern University in 1991. Mr. Perlysky is a director of Enzo Biochem, Inc., a growth-oriented life sciences and biotechnology company listed on the New York Stock Exchange, Engex, Inc., a closed-end mutual fund, Oak Tree Educational Partners, Inc., a training company, and Highlands Bancorp, Inc.

Mr. Perlysky brings extensive leadership and business experience, as well as an in-depth understanding of the Company's history and tremendous knowledge of our business and the pharmaceutical industry, to the Board. His experience as the former president of the Company has given him broad understanding and expertise, particularly relating to the Company's business and industry.

CLASS III – TERM EXPIRING AT 2016 ANNUAL MEETING

Elizabeth Plaza has served as the Chairman of the Board since January 2006 and our Principal Executive Officer since January 1, 2014.  Also, Ms. E. Plaza assumed the role of Senior Strategic Consultant of the Company on January 1, 2013.  Ms. E. Plaza served as our president and chief executive officer from January 2006 to December 2012.  Ms. E. Plaza holds a B.S. in Pharmaceutical Sciences, magna cum laude, from the School of Pharmacy of the University of Puerto Rico. She was a 40 under 40 Caribbean Business Award recipient in 2002, the 2003 recipient of Ernst & Young’s Entrepreneur of the Year Award in Health Science, one of the 2003 recipients of the Puerto Rico Powerful Business Women Award, elected as Puerto Rico Manufacturers Association 2004 (Metropolitan-West Region) Executive of the Year, and Puerto Rico 2008 Executive of the Year. She is member of the US Department of Commerce National Advisory Council on Minority Business Enterprise and is also member of the Puerto Rico Manufacturer’s Association Board of Directors.

Ms. E. Plaza brings extensive leadership and business experience, as well as an in-depth understanding of the Company's history and tremendous knowledge of our business and the pharmaceutical industry, to the Board. Her experience as an entrepreneur in the pharmaceutical industry has given her broad understanding and expertise, particularly relating to business and industry matters.

Howard Spindel, a director since January 25, 2006, has been a consultant with Integrated Management Solutions, a securities industry consulting and recruitment firm which he founded, since 1985. In this capacity, he has also acted as a financial and operations principal, general securities principal, registered representative and options principal for several broker-dealers during this period. He is also a director of Engex, Inc., a closed-end investment company, and Oak Tree Educational Partners, Inc., a training company. Mr. Spindel received a B.S (Accounting) degree from Hunter College and is a Certified Public Accountant.

Mr. Spindel brings extensive leadership, business, and accounting experience to the Board. His experience as a consultant, certified public accountant and board member to other companies has given him broad understanding and expertise, particularly relating to business, accounting and finance matters.

Vote Required and Recommendation

Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors. Stockholders do not have the right to cumulate their votes for directors.

The Board of Directors recommends a vote "FOR" the nominee listed above.

Directors’ Compensation

During Fiscal 2013, non-employee directors received the following compensation (i) a $1,500 quarterly retainer fee, (ii) $1,000 for attendance at each meeting of the Board of Directors, (iii) $500 for attendance at each Committee meeting, and (iv) an automatic annual stock option grant of 10,000 shares granted on the first trading day of January. Also, each non-employee director received an option to purchase 25,000 shares of the Company’s common stock on the date of his first election.  Mr. Michel, Perlysky, Spindel and Wiesen are our non-employee directors, all of which are independent directors since their appointment in January 2006, except for Mr. Perlysky which became an independent director in February 2009.

Effective January 1, 2014, the Compensation Committee of the Board approved the following compensation to non-employee directors (i) a $10,000 quarterly retainer fee and (ii) an automatic annual stock option grant of 20,000 shares to be granted on the tenth day of January each year.

The following table summarizes the compensation paid to our non-employee directors for the year ended October 31, 2013.  Compensation paid to Elizabeth Plaza for the year ended October 31, 2013 is set forth below in the Summary Compensation Table.

Name	Fees Earned or Paid in Cash (1)	Option Awards (2)(3)	Total
Kirk Michel	$12,000	$2,288	$14,288
Dov Perlysky	$11,500	$2,288	$13,788
Howard Spindel	$11,500	$2,288	$13,788
Irving Wiesen	$12,000	$2,288	$14,288
___________
(1)	All amounts were earned and paid during fiscal 2013.
(2)
Amounts shown do not reflect compensation actually received by the directors. Instead, the amounts shown are the compensation costs recognized by us in fiscal year 2013 for option grants that were made to directors as determined pursuant to FASB ASC Topic 718. The assumptions used to calculate the value of option awards are set forth under Note I – Stock Options and Stock Based Compensation in our audited financial statements for the fiscal year ended October 31, 2013, included in our Annual Report on Form 10-K for the fiscal year ended October 31, 2013.

(3)
The options grants have a term of five years from the grant date and an exercise price equal to the fair market value on the date of grant. The options are exercisable as to 50% of the shares six months from the date of grant and as to the remaining 50%, 18 months from the date of grant.

As of October 31, 2013, each of our non-employee directors held the following number of options to purchase shares of common stock:

Messrs. Michel, Spindel, and Wiesen			Dov Perlysky
Grant Date	Options	Exercise Price	Grant Date	Options	Exercise Price
1/02/2009	10,000	$0.50	2/02/2009	10,000	$0.50
1/04/2010	10,000	$0.34	1/04/2010	10,000	$0.34
1/03/2011	10,000	$0.26	1/03/2011	10,000	$0.26
1/03/2012	10,000	$0.70	1/03/2012	10,000	$0.70
1/02/2013	10,000	$0.75	1/02/2013	10,000	$0.75

Board Meetings; Annual Meeting Attendance; Independence

The Board oversees our business and affairs and monitors the performance of management. The Board met regularly during the fiscal year ended October 31, 2013 (“fiscal 2013”) and continues to meet regularly to review matters affecting our Company and to act on matters requiring Board approval. The Board also holds special meetings whenever circumstances require and may act by unanimous written consent. During fiscal 2013, the Board of Directors held three meetings, and took one action by written consent. During fiscal 2013, all directors attended all Board and committee meetings held during this period. The Board of Directors encourages, but does not require, its directors to attend the Company’s annual meeting.  Two directors, Ms. E. Plaza and Mr. Perlysky, attended the 2013 Annual Meeting of Stockholders.

The Board has determined that the following directors are independent pursuant to Nasdaq Rule 5605 (“Nasdaq Rules”) (even though the Company’s securities are not traded on the Nasdaq market): Kirk Michel, Dov Perlysky, Howard Spindel and Irving Wiesen.

Code of Ethics

We have adopted a Code of Ethics that applies to all our senior management, including our principal executive officer, principal financial officer and principal accounting officer, and directors.  We intend to post amendments to or waivers from our Code of Ethics (to the extent applicable to our Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or controller, or persons performing similar functions) on our website. Our website is not part of this proxy statement.

Board Leadership Structure

The Board of Directors has no policy regarding the need to separate or combine the offices of Chairman of the Board and Principal Executive Officer and instead the Board of Directors remains free to make this determination from time to time in a manner that seems most appropriate for the Company.  Currently, the Company combines the positions of Principal Executive Officer and Chairman of the Board of Directors as it believes that the Principal Executive Officer is in the best position to fulfill the Chair’s responsibilities, including those related to identifying emerging issues facing the Company, communicating essential information to the Board of Directors about the Company’s performance and strategies, and preparing agendas for the Board of Directors.

Currently, the Company has not designated a lead independent director and executive sessions of the Board of Directors are presided over by the Chairman of the Board Committee having authority over the subject matter discussed at the executive session, as appropriate. We believe this leadership structure is appropriate based on the Company’s size and characteristics and its commitment to a strong, independent Board of Directors, exemplified by four out of five of its directors qualifying as an independent director.

Board Oversight of Enterprise Risk

The Board of Directors is actively involved in the oversight and management of risks that could affect the Company. This oversight and management is conducted primarily through the committees of the Board of Directors identified below but the full Board of Directors has retained responsibility for general oversight of risks. The Audit Committee is primarily responsible for overseeing the risk management function, specifically with respect to management’s assessment of risk exposures (including risks related to liquidity, credit, operations and regulatory compliance, among others), and the processes in place to monitor and control such exposures. The other committees of the Board of Directors consider the risks within their areas of responsibility. The Board of Directors satisfies their oversight responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Committees

The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee, the Mergers and Acquisition Committee, and the Nominating Committee.

Audit Committee

The members of the Audit Committee are Howard Spindel, Chairman, Kirk Michel and Irving Wiesen, all of whom are independent directors as determined by the Nasdaq Rules. The responsibilities and duties of the Audit Committee consist of but are not limited to: (1) overseeing the financial reporting process; (2) meeting with our external auditors regarding audit results; (3) engaging and ensuring independence of our outside audit firm and (4) reviewing the effectiveness of the Company’s internal controls. The Audit Committee met three times during fiscal 2013, and took one action by written consent.

Our Board has determined that Mr. Spindel qualifies as an “Audit Committee financial expert” within the meaning of applicable regulations of the SEC, promulgated pursuant to the Sarbanes-Oxley Act of 2002. Our Board of Directors has adopted a written charter for the Audit Committee which the Audit Committee reviews and reassesses for adequacy on an annual basis. A copy of the Audit Committee’s charter is located on our website at www.pharmabioserv.com.

Compensation Committee

The members of the Compensation Committee are Kirk Michel, Chairman, Howard Spindel and Irving Wiesen, all of whom are independent directors as determined by the Nasdaq Rules. The responsibilities and duties of the Compensation Committee consist of, but are not limited to: (1) approving salaries and incentive compensation of executive officers, as well as the compensation of our Board members; (2) reviewing compensation plans, policies and benefit programs for employees, generally and (3) administering the employee stock option and benefit plans, when designed by the Board. While performing its duties, the Compensation Committee receives substantial input from the Principal  Executive Officer regarding the appropriate level and type of compensation for our executives, excluding the compensation paid to the Principal Executive Officer. The Compensation Committee has determined that no risks exist rising from the Company’s compensation policies and practices for its employees that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee did not retain a compensation consultant to review our policies and procedures with respect to executive compensation for fiscal 2013. The Compensation Committee met two times during fiscal 2013, and took one action by written consent. A copy of the Compensation Committee’s charter is located on our website at www.pharmabioserv.com.

Mergers and Acquisitions Committee

The members of the Mergers and Acquisitions Committee are Dov Perlysky, Kirk Michel and Irving Wiesen. Messrs. Michel, Perlysky and Wiesen are independent directors as determined by the Nasdaq Rules. The responsibilities and duties of the Mergers and Acquisitions Committee consist of (1) reviewing and providing guidance to management and the Board with respect to business development activities including acquisitions, investment and divestiture strategies, (2) assisting management in the assessment of potential transactions, and (3) advising management and the Board in the selection and use of financial, legal and other advisors.  The Mergers and Acquisition Committee met one time during fiscal 2013.

Nominating Committee

The members of the Nominating Committee are Dov Perlysky, Elizabeth Plaza and Irving Wiesen. We have not adopted a written charter for this committee at the present time. If the Nominating Committee identifies a need to replace a current member of the Board, to fill a vacancy on the Board, or to expand the size of the Board, the Nominating Committee considers candidates from a variety of sources. The process followed by the Nominating Committee to identify and evaluate candidates include (a) meetings to evaluate biographical information and background material relating to candidates, (b) requiring candidates to complete questionnaires to elicit information of the type required to be disclosed by us in reports filed with the SEC, (c) conducting background investigations by qualified independent organizations experienced in conducing criminal and civil investigatory reviews, (d) interviews of selected candidates by members of the Board and (e) such other personal and financial reviews and analyses as the Nominating Committee may deem appropriate in connection with the consideration of candidates. While the Nominating Committee does not have a formal policy on diversity, when considering the selection of director nominees, the Nominating Committee considers individuals with diverse backgrounds, viewpoints, accomplishments, cultural background and professional expertise, among other factors.

Recommendations by the Nominating Committee of candidates for inclusion in the Board slate of director nominees are based upon criteria such as business experience and skills, independence as defined by the Nasdaq listing requirements (even though the Company’s securities are not traded on the Nasdaq market) or other independence standard deemed appropriate by the Nominating Committee, distinction in their activities, integrity, the ability to commit sufficient time and attention to the Board’s activities and the absence of potential conflicts with the Company’s interests. The Nominating Committee also considers any other relevant factors that it may from time to time deem appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluation of all prospective nominees. The Nominating Committee considers candidates for Board membership, including those suggested by stockholders applying the same criteria to all candidates. We intend to adopt a stockholder nomination policy in the near future. The Nominating Committee met one time during fiscal 2013.

Communications with our Board of Directors

Any stockholder who wishes to send a communication to our Board of Directors should address the communication either to the Board of Directors or to the individual director c/o Ms. Nélida Plaza, Chief Operating Officer and Secretary, c/o Pharma-Bio Serv, Inc., the Pharma-Bio Serv Building, #6 Road 696, Dorado, Puerto Rico, 00646. Ms. Plaza will forward the communication either to all of the directors, if the communication is addressed to the Board, or to the individual director, if the communication is directed to a director.

Nominees for Director

Any stockholder who wants to nominate a candidate for election to the Board must deliver timely notice to our secretary at our principal executive offices. In order to be timely, the notice must be delivered as follows:

●
in the case of an annual meeting, not less than 120 calendar days prior to the anniversary date of the Company's release of the proxy statement to shareholders in connection with the immediately preceding annual meeting of stockholders, although if we did not hold an annual meeting or the annual meeting is called for a date that is not within 30 days of the anniversary date of the prior year’s annual meeting, the notice must be received a reasonable time before we begin to print and mail our proxy materials; and

●	in the case of a special meeting of stockholders called for the purpose of electing directors, the notice must be received a reasonable time before we begin to print and mail our proxy materials.

The stockholder’s notice to the secretary must set forth:

●
as to each person whom the stockholder proposes to nominate for election as a director (a) his or her name, age, business address and residence address, (b) his or her principal occupation and employment, (c) the number of shares of our common stock are owned beneficially or of record by him or her and (d) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC thereunder; and

●
as to the stockholder giving the notice (a) his or her name and record address, (b) the number of shares of common stock of the corporation which are owned beneficially or of record by him, (c) a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the stockholder, (d) a representation by him or her that he or she is a holder of record of our stock entitled to vote at such meeting and that he intends to appear in person or by proxy at the meeting to nominate the person or persons named in this notice and (e) any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations of the SEC thereunder.

The notice delivered by a stockholder must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The stockholder must be a stockholder of record on the date on which he gives the notice described above and on the record date for the determination of stockholders entitled to vote at the meeting.

Any person who desires to nominate a candidate for director at our 2015 Annual Meeting should provide the information required not later than December 1, 2014.

PROPOSAL 2: APPROVAL OF THE 2014 LONG-TERM INCENTIVE PLAN

The Board of Directors believes that in order to attract and retain the services of executive and other key employees, it is necessary for us to have the ability and flexibility to provide a compensation package which compares favorably with those offered by other companies. Accordingly, on March 31, 2014, the board of directors adopted, subject to stockholder approval, the 2014 Long-Term Incentive Plan, covering 2,300,000 shares of common stock (the "2014 plan"). The Company maintains the Pharma-Bio Serv, Inc. 2005 Long-Term Incentive Plan (the “2005 Plan”) previously approved by the stockholders. The 2005 Plan shall continue pursuant to its terms until it expires in October 2015. The awards issued under the 2005 Plan may remain outstanding following the expiration of the 2005 Plan. Set forth below is a summary of the 2014 plan, as amended, but this summary is qualified in its entirety by reference to the full text of the 2014 plan, a copy of which is included as Appendix A to this proxy statement.

The 2014 plan provides for the grant of incentive and non-qualified options, stock grants, stock appreciation rights and other equity-based incentives to employees, including officers, and consultants. The 2014 plan is to be administered by a compensation committee composed of independent directors. In the absence of a committee, the plan is administered by the board of directors. Independent directors are not eligible for discretionary options. However, each newly elected independent director receives at the time of his or her election, a five-year option to purchase 25,000 shares of common stock at the market price on the date of his or her election. In addition, the plan provides for the annual grant of an option to purchase 20,000 shares of common stock on January 10th of each year.

If the Company has an advisory board, at the time each person is appointed to the advisory board, such person shall automatically be granted an option to purchase 5,000 shares of common stock and on each January 1, following his or her appointment to the advisory board, each person who is a member of the advisory board on such date shall automatically be granted an option to purchase 5,000 shares of common stock.

The options to directors and advisory board members have a term of five years and become exercisable cumulatively as to 50% of the shares subject to the option six months from the date of grant and as to the remaining 50% 18 months from the date of grant. The number of options to be granted to independent directors and advisory board members as set forth in the 2014 Plan shall be reduced by the number of options granted to such independent directors and advisory board members under the 2005 Plan with respect to the same period and/or event.

Options intended to be incentive stock options must be granted at an exercise price per share which is not less than the fair market value of the common stock on the date of grant and may have a term which is not longer than ten years. If the option holder holds 10% of our common stock, the exercise price must be at least 110% of the fair market value on the date of grant and the term of the option cannot exceed five years.

The Board of Directors believes that the equity awards to be granted will be granted primarily to those persons who the Compensation Committee believes possess a capacity to contribute significantly to the successful performance of the Company. Because persons to whom grants of equity awards are to be determined from time to time by the Compensation Committee or the Board of Directors, it is impossible at this time to indicate the precise number, name or positions of persons who will hereafter receive equity awards.

Federal Income Tax Consequences

The following is a brief summary of the federal income tax consequences as of the date hereof with respect to awards under the 2014 plan for participants who are both citizens and residents of the United States. This description of the federal income tax consequences is based upon law and Treasury interpretations in effect on the date of this proxy statement (including proposed and temporary regulations which may be changed when finalized), and it should be understood that this summary is not exhaustive, that the law may change and further that special rules may apply with respect to situations not specifically discussed herein, including federal employment taxes, foreign, state and local taxes and estate or inheritance taxes. In particular, this discussion does not deal with the tax status of option grants or other equity-based incentives under the tax laws of the Commonwealth of Puerto Rico. Accordingly, participants are urged to consult with their own qualified tax advisors.

Non-Qualified Options

No taxable income will be realized by the participant upon the grant of a non-qualified option. On exercise, the excess of the fair market value of the stock at the time of exercise over the option price of such stock will be compensation and (i) will be taxable at ordinary income tax rates in the year of exercise, (ii) will be subject to withholding for federal income tax purposes and (iii) generally will be an allowable income tax deduction to us. The participant’s tax basis for stock acquired upon exercise of a non-qualified option will be equal to the option price paid for the stock, plus any amounts included in income as compensation. If the participant pays the exercise price of an option in whole or in part with previously-owned shares of common stock, the participant’s tax basis and holding period for the newly-acquired shares is determined as follows: As to a number of newly-acquired shares equal to the number of previously-owned shares used by the participant to pay the exercise price, no gain or loss will be recognized by the participant on the date of exercise and the participant’s tax basis and holding period for the previously-owned shares will carry over to the newly-acquired shares on a share-for-share basis, thereby deferring any gain inherent in the previously-owned shares. As to each remaining newly acquired share, the participant’s tax basis will equal the fair market value of the share on the date of exercise and the participant’s holding period will begin on the day after the exercise date. The participant’s compensation income and our deduction will not be affected by whether the exercise price is paid in cash or in shares of common stock. Special rules, discussed below under “Incentive Stock Options - Disposition of Incentive Option Shares,” will apply if a participant surrenders previously-owned shares acquired upon the exercise of an incentive option that have not satisfied certain holding period requirements in payment of any or all of the exercise price of a non-qualified option.

Disposition of Option Shares

When a sale of the acquired shares occurs, a participant will recognize capital gain or loss equal to the difference between the sales proceeds and the tax basis of the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets. The capital gain or loss will be long-term capital gain or loss treatment if the shares have been held for more than 12 months. There will be no tax consequences to us in connection with a sale of shares acquired under an option.

Incentive Stock Options

The grant of an ISO will not result in any federal income tax to a participant. Upon the exercise of an incentive option, a participant normally will not recognize any income for federal income tax purposes. However, the excess of the fair market value of the shares transferred upon the exercise over the exercise price of such shares (the “spread”) generally will constitute an adjustment to income for purposes of calculating the alternative minimum tax of the participant for the year in which the option is exercised. As a result of the exercise a participant’s federal income tax liability may be increased. If the holder of an incentive stock option pays the exercise price, in full or in part, with shares of previously acquired common stock, the exchange should not affect the incentive stock option tax treatment of the exercise. No gain or loss should be recognized on the exchange and the shares received by the participant, equal in number to the previously acquired shares exchanged therefor, will have the same basis and holding period as the previously acquired shares. The participant will not, however, be able to utilize the old holding period for the purpose of satisfying the incentive stock option holding period requirements described below. Shares received in excess of the number of previously acquired shares will have a basis of zero and a holding period, which commences as of the date the common stock is issued to the participant upon exercise of the incentive option. If an exercise is effected using shares previously acquired through the exercise of an incentive stock option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a disqualifying disposition has occurred.

Disposition of Incentive Option Shares

If the incentive option holder disposes of the stock acquired upon the exercise of an incentive stock option (including the transfer of acquired stock in payment of the exercise price of another incentive stock option) either within two years from the date of grant or within one year from the date of exercise, the option holder will recognize ordinary income at the time of such disqualifying disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the incentive option is exercised or the amount realized on such disqualifying disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the shares were held prior to the disqualifying disposition. In the event of such disqualifying disposition, the incentive stock option alternative minimum tax treatment described above may not apply (although, where the disqualifying disposition occurs subsequent to the year the incentive stock option is exercised, it may be necessary for the participant to amend his return to eliminate the tax preference item previously reported).

Our Deduction

We are not entitled to a tax deduction upon either exercise of an incentive option or disposition of stock acquired pursuant to such an exercise, except to the extent that the option holder recognized ordinary income in a disqualifying disposition.

Stock Grants

A participant who receives a stock grant under the 2014 plan generally will be taxed at ordinary income rates on the fair market value of shares when they vest, if subject to vesting or other restrictions, or, otherwise, when received. However, a participant who, within 30 days after receiving such shares, makes an election under Section 83(b) of the Code, will recognize ordinary income on the date of issuance of the stock equal to the fair market value of the shares on that date. If a Section 83(b) election is made, the holding period for the shares will commence on the day after the shares are received and no additional taxable income will be recognized by the participant at the time the shares vest. However, if shares subject to a Section 83(b) election are forfeited, no tax deduction is allowable to the participant for the forfeited shares. Taxes are required to be withheld from the participant at the time and on the amount of ordinary income recognized by the participant. We will be entitled to a deduction at the same time and in the same amount as the participant recognizes income.

Stock Appreciation Rights

The grant of stock appreciation rights will not result in any federal income tax to a participant. Upon the exercise of a stock appreciation or phantom stock right, a participant will recognize ordinary income in an amount equal to the cash or the fair market value of the stock, if any, received by the participant. At such time, we will be entitled to a tax deduction for the amount of income recognized by the participant. To date, we have not granted stock appreciation rights under any of our plans.

Section 409A of the Internal Revenue Code.

Awards issued under the 2014 plan may be subject to Section 409A of the Internal Revenue Code ("Section 409A"). If the terms of an award are not compliant with Section 409A, 20% in additional tax, as well as interest and penalties may be imposed on the award recipient. The 2014 plan provides that the 2014 plan is intended to comply with Section 409A.

Vote Required and Recommendation

The proposal to approve the 2014 plan requires the affirmative vote of a majority of the votes cast.

The Board of Directors recommends a vote “FOR” the proposal.

PROPOSAL 3: SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We are asking our stockholders to ratify the Audit Committee’s selection of Horwath Velez & Co. PSC (“Horwath”) as our independent certified public accountants for the year ending October 31, 2014.  If the stockholders do not ratify the appointment of Horwath, the selection of our independent certified public accountants may be reconsidered by our Audit Committee.

We engaged Horwath as our independent public accountants on September 25, 2006. Horwath audited the Company’s consolidated financial statements for the fiscal years ended October 31, 2013 and 2012. Representatives of Horwath are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

Principal Accountant Fees and Services

We were billed by Horwath in 2013 and 2012 as follows:

Description of services:	Fiscal 2013	Fiscal 2012
Audit	$47,600	$44,925
Audit-related	27,825	26,050
Tax and other services	19,232	1,573
Total Fees	$94,657	$72,548

Audit fees above are professional services associated with the integrated audit of our consolidated financial statements. Audit-related fees are primarily attributable to services rendered in connection to reviews of our quarterly condensed financial statements. Tax and other services are mainly attributable to retirement plan compliance audit and international tax compliance services.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent public accountants. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Horwath and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent public accountants in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case by case basis. The Audit Committee approved one hundred percent (100%) of all services provided by Horwath during fiscal 2013 and 2012.

The Audit Committee has considered the nature and amount of the fees billed by Horwath, and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining Horwath’s independence.

Vote Required and Recommendation

The proposal to approve the selection of Horwath Velez & Co. PSC as our independent accountant for the fiscal year ending October 31, 2014 requires the affirmative vote of a majority of the votes cast.

The Board of Directors recommends a vote “FOR” the proposal.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting for preparing the financial statements and for the report process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent public accounting firm. We have engaged Horwath as our independent public accountants to report on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States. In this context, the Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with management of the Company.

2. The Audit Committee has discussed with Horwath, our independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

3. The Audit Committee has also received the written disclosures and the letter from Horwath required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and the Audit Committee has discussed the independence of Horwath with that firm.

4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board and the Board approved the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2013, for filing with the SEC.

The foregoing has been furnished by the Audit Committee:

Howard Spindel, Chairman
Kirk Michel
Irwin Wiesen

This “Audit Committee Report” is not “Soliciting Material,” is not deemed filed with the SEC and it not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

MANAGEMENT

Executive Officers

The following table sets forth certain information with respect to our executive officers. Information relating to Elizabeth Plaza, the Chairman of the Board and Principal Executive Officer of the Company, is set forth above in Proposal 1: Election of Directors.

Name	Age	Position
Nélida Plaza	46	Chief Operating Officer and Secretary
Pedro J. Lasanta	55	Chief Financial Officer and Vice President - Finance and Administration

Nélida Plaza has served as our Chief Operating Officer since January 1, 2014 and our Secretary since January 2006.  Ms. N. Plaza previously served as the Company’s Acting President and Chief Executive Officer from January 2013 until December 31, 2013, Vice President of Operations of Pharma-Bio Serv PR, Inc. from January 2004 until December 31, 2013, and the Company's President of Puerto Rico Operations from December 2009 until December 31, 2013.  In July 2000, Ms. N. Plaza joined Pharma-PR as a project management consultant. In the past, Ms. N. Plaza was a Unit Operations Leader and Safety Manager at E.I. DuPont De Nemours where she was in charge of all manufacturing operations and was involved with the development, support and audit of environmental, safety and occupational health programs.  Ms. N. Plaza holds a M.S. in Environmental Management from the University of Houston in Clear Lake and a B.S. in Chemical Engineering from the University of Puerto Rico. Ms. N. Plaza was recognized by Casiano Communications as one of the 40 under 40 distinguished executives in Puerto Rico.

Pedro J. Lasanta has served as our Chief Financial Officer and Vice President – Finance and Administration since November 2007. From 2006 until October 2007, Mr. Lasanta was in private practice as an accountant, tax and business counselor. From 1999 until 2006, Mr. Lasanta was the Chief Financial Officer for Pearle Vision Center PR, Inc. In the past, Mr. Lasanta was also an audit manager for Ernst & Young, formerly Arthur Young & Company. He is a cum laude graduate in business administration (accounting) from the University of Puerto Rico. Mr. Lasanta is a Certified Public Accountant.  In 2012, he was awarded the Puerto Rico Manufacturers Association (North Region) Service Manager of the Year.  In January 2014, Mr. Lasanta was appointed a Member of the Puerto Rico District Export Council for the U.S. Department of Commerce.

Elizabeth Plaza and Nélida Plaza are sisters. There is no other family relationship among our officers and directors.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides the compensation paid to our Principal Executive Officer and other executive officers whose total compensation exceeded $100,000 for the fiscal years ended October 31, 2013 and 2012 (the "Named Executive Officers").

Name and Principal Position	Fiscal Year	Salary	Bonus		Option Awards ($)(3)		All Other Compensation	Total
Elizabeth Plaza, Chairman and Principal Executive Officer (1)	2013 2012	$105,525 290,023	$	- 150,000 (5)	$	- -	$347,067 (6) 16,380 (7)	$452,592 456,403

Nélida Plaza, Chief Operating Officer and Secretary (2)	2013 2012	$215,023 175,600		$112,500 (4) 40,000 (5)		$10,879 5,459	$15,612 (7) 15,612 (7)	$354,014 236,671

Pedro Lasanta, Chief Financial Officer and Vice President –Finance and Administration	2013 2012	$145,313 122,428		$50,000 (4) 40,000 (5)		$10,879 5,898	- -	$206,192 168,326

(1)
Effective January 1, 2014, Elizabeth Plaza was appointed Principal Executive Officer.  Ms. E. Plaza previously served as the President and Chief Executive Officer of the Company from January 2006 to December 31, 2012

(2)
Effective January 1, 2014, Nelida Plaza was appointed Chief Operating Officer of the Company.  Ms. N. Plaza previously served as the Acting President and Chief Executive Officer of the Company from January 2013 until December 31, 2013, Vice President of Operations of Pharma-Bio Serv PR, Inc. from January 2004 until December 31, 2013, and the President of Puerto Rico Operations of the Company from December 2009 until December 31, 2013.

(3)
Amounts shown do not reflect compensation received by the officers. Instead, the amounts shown are the compensation costs recognized by us in fiscal year 2013 and 2012 for option grants that were made to officers as determined pursuant to FASB ASC Topic 718. The assumptions used to calculate the value of option awards are set forth under Note I – Stock Options and Stock Based Compensation in our audited financial statements for the fiscal year ended October 31, 2013, included in our Annual Report on Form 10-K for the fiscal year ended October 31, 2013.

(4)	Represents bonus for services in fiscal 2013, which were paid in January 2014.

(5)	Represents bonus for services in fiscal 2012, which were paid in January 2013.

(6)	Represents consulting fees and company lease payments for the vehicle under Elizabeth Plaza’s use in the amount of $330,687 and $16,380, respectively.

(7)	Represents lease payments for the vehicle under the use of the named executive officers.

Outstanding Equity Awards at Fiscal Year-End Table

The following table summarizes information regarding equity-based awards held by our Named Executive Officers as of October 31, 2013.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
Elizabeth Plaza	-	-	-	-
Nélida Plaza (1)	66,666	133,334	$0.72	Jan. 30, 2017
Pedro Lasanta (2)	30,000	-	$0.50	Dec. 18, 2013
	66,666	133,334	$0.72	Jan. 30, 2017

(1)	Options to purchase 200,000 shares of common stock were granted on January 30, 2012. These options vest in three equal annual installments beginning on January 30, 2013.

(2)
Options to purchase 30,000 and 200,000 shares of common stock were granted on December 18, 2008 and January 30, 2012, respectively. These options vest in three equal annual installments beginning on December 18, 2009 and January 30, 2013, respectively.

Employment Agreements

Elizabeth Plaza – Employment Agreement

On January 25, 2008, we entered into an employment agreement with Elizabeth Plaza. Our agreement with Ms. E. Plaza  provides that Ms. E. Plaza will serve as our president and chief executive officer for which she will receive a salary at the annual rate of $250,000. The Company will also provide Ms. E. Plaza with an automobile allowance at the annual rate of $24,828, discretionary bonuses and stock options or other equity-based incentives as shall be determined by our Compensation Committee, except that her bonus shall not be less than 4% or more than 50% of her salary. If we terminate Ms. E. Plaza’s employment other than for cause or as a result of her death or disability, we are required to pay Ms. E. Plaza the balance of her compensation for her employment terms and her consulting term and other benefits, including a pro rata portion of the bonus that would have been paid to her, and her obligations under her non-competition provision terminate. Since the bonus is discretionary, with a minimum bonus of 4% of Ms. E. Plaza’s salary, unless the Compensation Committee shall have provided for a greater bonus prior to the termination of Ms. E. Plaza’s employment without cause, Ms. E. Plaza would not be entitled to a bonus greater than $10,000, which is 4% of $250,000, the amount of the bonus to be based on the remaining employment term.

On June 9, 2008, we amended the Employment Agreement with Ms. E. Plaza to extend Ms. E. Plaza's term of employment through December 31, 2009.

On March 11, 2009, upon the request of Ms. E. Plaza and upon the approval of the Company’s Compensation Committee, the Company entered into a Second Amendment to Employment Agreement to reduce Ms. E. Plaza’s current annual base salary from $250,000 to $200,000 for the period of January 1, 2009 to February 23, 2009 and to reduce Ms. E. Plaza’s monthly automobile allowance from $2,069 to $1,400.

On March 11, 2009, upon the request of Ms. E. Plaza, and upon the approval of the Company’s Compensation Committee, the Company entered into a Third Amendment to Employment Agreement with Ms. E. Plaza, pursuant to which Ms. E. Plaza will no longer receive an annual base salary effective February 23, 2009.

Effective January 1, 2010, we amended the Employment Agreement of Ms. E. Plaza to extend Ms. E. Plaza's term of employment for an additional six months to expire on July 1, 2010. The amendment also restores Elizabeth Plaza's compensation as originally set forth in the Employment Agreement, dated January 25, 2006, to an annual base salary of $250,000. All other terms and conditions of Ms. E. Plaza's employment agreement, as amended, remain the same. As previously stated, effective January 1, 2009, Ms. E. Plaza's automobile allowance was reduced to $1,400 per month and Ms. E. Plaza has not received a salary from the Company for her services as President and Chief Executive Officer since February 23, 2009.

Effective July 1, 2010, we amended the Employment Agreement of Ms. E. Plaza to extend her term of employment for an additional six months starting on July 1, 2010. All other terms and conditions of Ms. E. Plaza's employment agreement, as amended, remain the same.

Effective August 23, 2010, we amended the Employment Agreement of Ms. E. Plaza to extend her employment term until January 2, 2011, and such term will automatically renew for successive periods of twelve months thereafter, unless renewal is declined by us or Ms. E. Plaza no less than sixty days before the end of any renewal term.

On January 23, 2012, the Company amended the Employment Agreement of Ms. E. Plaza to increase her annual salary from $250,000 to $300,000. Also, pursuant to the terms of the amended Employment Agreement, the Company waived on a one time basis the provisions of Ms. E. Plaza's employment agreement which limits her discretionary bonus to no more than 50% of her salary. Subsequently, the Company's Compensation Committee approved a discretionary bonus of $175,000 for Ms. E. Plaza.

The employment agreement with Ms. E. Plaza was terminated on December 31, 2012 in connection with Ms. E. Plaza's stepping down as President and Chief Executive Officer.

Elizabeth Plaza – Consulting Agreement

On January 7, 2013, the Company entered into a Consulting Agreement with Ms. E. Plaza, effective as of January 1, 2013. Pursuant to the consulting agreement, Ms. E. Plaza served as the Company's Senior Strategic Consultant to provide advice and assistance to the Board of Directors and the officers of the Company in order to provide a smooth transition in the management and operations of the Company.  Pursuant to the consulting agreement, Ms. E. Plaza received a consulting fee of $275 per hour, subject to an aggregate amount not to exceed $300,000 during the one year term of the Consulting  agreement. On July 17, 2013, the Compensation Committee of the Board of Directors of the Company approved up to 720 additional hours of consulting services to be provided by Ms. Plaza at the previously established rate of $275 per hour during the one year term of the Consulting Agreement. Additionally, Ms. E. Plaza received a company automobile and such insurance as she was provided by the Company during her last year of employment with the Company.  The consulting agreement also included standard provisions relating to non-competition, confidentiality, and nondisparagement.

On December 31, 2013, the Company entered into a Consulting Agreement with Strategic Consultants International, LLC (the “Consultant”) and Ms. E. Plaza, effective as of January 1, 2014.  Pursuant to the consulting agreement, the Consultant will consult with the Board regarding the Company’s strategic initiatives, company services, management, operations and other matters as may be requested from time to time by the Board.  Pursuant to the consulting agreement, the Consultant will receive a monthly fee of $42,000 during the one year term of the consulting agreement.  Additionally, Ms. E. Plaza will receive a company automobile and such insurance as she was provided by the Company during her last year of employment with the Company.  The consulting agreement also included standard provisions relating to non-competition, confidentiality, and nondisparagement.

Nélida Plaza

On December 31, 2009, Pharma-Bio Serv PR, Inc., a subsidiary of the Company, entered into an Employment Agreement with Nélida Plaza, Vice President of Operations and Secretary of the Company, which replaced the Employment Agreement entered into by and between Nélida Plaza and the Company, dated January 25, 2006. Pursuant to the employment agreement, Nélida Plaza will serve as President of Puerto Rico Operations, in charge of Scienza Labs, Integratek, Pharma Academy and Pharma-Bio Serv PR, for an indefinite period of time. Nélida Plaza will also continue to serve as the Secretary of the Company. Pursuant to the employment agreement, Nélida Plaza will be entitled to receive an annual base salary of $175,000 and such bonus compensation as determined by the compensation committee, not to exceed 50% of her salary. Also, she is entitled to receive such stock options or other equity-based incentives as determined by the compensation committee. The Company also agreed to make the lease payments on the automobile she currently leases. If Nélida Plaza's employment is terminated other than for cause or as a result of her death or disability, the Company is required to pay Nélida Plaza the balance of her salary for the working period. In addition, if applicable Nélida Plaza may receive severance under PR labor law No. 80 of May 80, 1976, known as the “Wrongful Discharge Act” (“Ley Despido Injusticado”).

On January 7, 2013, the Company, and Pharma-Bio Serv PR, a wholly-owned subsidiary of the Company, amended the Employment Agreement of Nélida Plaza, Acting President and Chief Executive Officer, President of Puerto Rico Operations and Secretary of the Company, dated December 31, 2009, as amended (the "Amendment").  The Amendment modifies Ms. N. Plaza's annual salary from $175,000 to $225,000 during her term as Acting President and Chief Executive Officer.  Also, the Amendment modifies the term of Ms. N. Plaza's non-compete from two years to one year following the date of her departure from the Company.

On February 17, 2014, the Company amended the Employment Agreement of Nélida Plaza, the Chief Operating Officer and Secretary of the Company, dated December 31, 2009, as amended (the “Plaza Amendment”).  The Plaza Amendment, effective January 1, 2014, sets forth Ms. N. Plaza’s new position as Chief Operating Officer of the Company and Ms. N. Plaza’s annual salary of $225,000.

Also, pursuant to the Plaza Amendment, if the Company terminates the employment agreement of Ms. N. Plaza other than for death, disability or cause, the Company shall (1) pay to the executive within 30 days after the date of termination (a) a  lump-sum severance payment in an amount equivalent to one (1) year of salary at the time of the termination, less legal withholdings, or the severance established by PR labor law No. 80 of May 30, 1976, known as the “Wrongful Discharge Act” (“Ley de Despido Injustificado”), whichever amount is higher; (b) any bonuses that the executive may have earned up to the date of her termination, and (c) the value of any unused accrued vacation days, (2) provide executive one (1) year health coverage for the executive and dependents, and (3) provide that any restricted stock units, options or other similar granted awards held by the executive will become vested and exercisable for a three month period following the termination.  Also, pursuant to the Plaza Amendment, in the event of a change of control of the Company in connection with a sale, merger or acquisition of the Company or the Company ceases to be a public company, and is no longer subject to the reporting obligations of the Securities Exchange Act of 1934, as amended, any restricted stock units, options or other similar granted awards held by Ms. N. Plaza will become vested and exercisable immediately prior to such event.

Pedro Lasanta

On November 5, 2007, we entered into an employment agreement with Pedro Lasanta, our chief financial officer, pursuant to which we pay Mr. Lasanta an annual salary of $100,000 plus a monthly car allowance of $500. The agreement has a one-year term, which we may extend subject to the approval of the president and chief executive officer and the Audit Committee. Mr. Lasanta’s employment agreement has a non-competition provision pursuant to which he agrees that during the term of the agreement and for one year thereafter, Mr. Lasanta will not, directly or indirectly, engage in a competing business or solicit any customer or seek to persuade any customer to reduce the amount of business it does with us or seek to persuade any employee to leave our employment.

 On December 17, 2008, we entered into an amendment to the employment agreement with Pedro Lasanta pursuant to which the term of the contract was extended indefinitely. The amended employment agreement provides that we will pay Mr. Lasanta an annual salary of $110,000 and an annual bonus in cash or Company stock options to be granted based on performance metrics to be established. Pursuant to the amended employment agreement, we will grant Mr. Lasanta options to purchase 30,000 shares of Company stock having an exercise price equal to fair market value on the date of grant and vesting in three equal annual installments beginning one year from November 1, 2008. In addition, upon termination of Mr. Lasanta’s employment for reasons other than those set forth in his amended employment agreement, Mr. Lasanta will receive a lump-sum severance payment in an amount equivalent to six months of his salary at the time of the termination, less legal withholdings, or the severance established by PR labor law No. 80 of May 30, 1976 known as the “Wrongful Discharge Act” (“Ley de Despido Injustificado”), whichever amount is higher. All other terms and conditions of Mr. Lasanta’s employment agreement remain the same.

On March 11, 2009, upon the approval of the Company’s Compensation Committee, the Company entered into an Amendment to Employment Agreement with Pedro J. Lasanta to reduce Mr. Lasanta’s current annual base salary from $110,000 to $106,000 and to eliminate Mr. Lasanta’s automobile allowance effective March 1, 2009.

Effective January 1, 2010, the Company amended the Employment Agreement of Mr. Lasanta, dated November 5, 2007, to restore Mr. Lasanta's annual base salary to $110,000. All other terms and conditions of Mr. Lasanta's employment agreement, as amended, remain the same.

On January 31, 2012, the Company amended the Employment Agreement of Mr. Lasanta, dated November 5, 2007, to increase Mr. Lasanta's annual base salary from $110,000 to $125,000.  All other terms and conditions of Mr. Lasanta's employment agreement, as amended, remain the same.

On December 31, 2012, the Company amended the Employment Agreement of Mr. Lasanta, dated November 5, 2007, to increase Mr. Lasanta's annual base salary from $125,000 to $150,000 as of January 1, 2013. All other terms and conditions of Mr. Lasanta's employment agreement, as amended, remain the same.

On February 17, 2014, the Company amended the Employment Agreement of Pedro Lasanta, dated November 5, 2007, to increase Mr. Lasanta’s salary to $160,000, effective January 1, 2014 (the "Lasanta Amendment").  Also, pursuant to the Lasanta Amendment, if the Company terminates the employment agreement of Mr. Lasanta other than for death, disability or cause, the Company shall (1) pay to the executive within 30 days after the date of termination (a) a  lump-sum severance payment in an amount equivalent to one (1) year of salary at the time of the termination, less legal withholdings, or the severance established by PR labor law No. 80 of May 30, 1976, known as the “Wrongful Discharge Act” (“Ley de Despido Injustificado”), whichever amount is higher; (b) any bonuses that the executive may have earned up to the date of her termination, and (c) the value of any unused accrued vacation days, (2) provide executive one (1) year health coverage for the executive and dependents, and (3) provide that any restricted stock units, options or other similar granted awards held by the executive will become vested and exercisable for a three month period following the termination.  Also, pursuant to the Lasanta Amendment, in the event of a change of control of the Company in connection with a sale, merger or acquisition of the Company or the Company ceases to be a public company, and is no longer subject to the reporting obligations of the Securities Exchange Act of 1934, as amended, any restricted stock units, options or other similar granted awards held by Mr. Lasanta will become vested and exercisable immediately prior to such event.

PROPOSAL 4 – SHAREHOLDER PROPOSAL REQUESTING THE BOARD OF DIRECTORS ESTABLISH A QUARTERLY DIVIDEND PAYMENT POLICY

Roberto Rodriguez Velez and Chamir Highley Melendez, the joint beneficial owners of 445,000 shares of common stock of the Company, have jointly submitted the following shareholder proposal. We are not responsible for the content of the shareholder proposal and the proponent’s supporting statement, which are presented below as they were submitted to us.

“Shareholder Resolution

The shareholders of PBSV request the Board to establish a quarterly dividend payment policy.

Supporting Statement

In today's era of public uncertainty and concerns over the vicissitudes of global financial markets, shareholders are increasingly demanding a sustainable and tangible return on their investments in publicly-traded companies. A dividend is a strong signal to the investing public of a successful and financially-sound business organization. A dividend rewards an investor for continuing to be a shareholder in flat or declining markets. It also creates a precedent of rewarding shareholders, and sets an expectation of future dividend growth. Furthermore, it is our understanding and belief that PBSV has sufficient cash reserves to (i) accomplish the Stockholder Proposal outlined herein; (ii) continue to fund its internal organic growth objectives; and (iii) pursue external acquisition opportunities; although PBSV has not consummated an external acquisition in more than five (5) years. At this point in time and after more than seven (7) years of public trading in PBSV common stock, PBSV is an established public company with significant cash reserves. Accordingly, the time is right to reward shareholders for their ownership over the past seven (7) years and establish a quarterly cash dividend, which also provides an ongoing investment incentive and increased demand in the ownership of PBSV stock. The Stockholder urges your support for this issue.”

Vote Required and Recommendation

Proposal 4 requires the affirmative vote of a majority of the votes cast.

The Company's Board of Directors recommends a vote “AGAINST” Proposal 4 for the reasons set forth below in the “Company’s Opposition Statement to Shareholder Proposals.”

PROPOSAL 5 – SHAREHOLDER PROPOSAL REQUESTING THE BOARD OF DIRECTORS IMMEDIATELY ADOPT AND ISSUE A SPECIAL CASH DIVIDEND

Jerome L. Garffer, the beneficial owner of 45,500 shares of common stock of the Company, has submitted the following shareholder proposal. We are not responsible for the content of the shareholder proposal and the proponent’s supporting statement, which are presented below as they were submitted to us.

“Shareholder Resolution:  The shareholders of PBSV request the Board of Directors to immediately adopt and issue a special cash dividend.

Supporting Statement: Special dividends generally imply either an exceptionally good financial report for a company or that there is a reason the company is not spending its cash resources. Special dividends are also often reported as one-off items and treated separately from the ordinary dividend. Companies are increasingly paying special dividends on the back of strengthened balance sheets. The recent reporting season further highlighted a relatively strong corporate sector, with many companies either meeting or exceeding expectations. Therefore, many companies are looking to return excess capital to their shareholders. Companies are also responding to greater appetite for income by both retail and institutional investors as more people retire from their jobs. A way of paying out any excess capital to shareholders is by paying special dividends. A special dividend would reward the PBSV shareholders for their continued support for the company since becoming a public company. Furthermore, we believe that PBSV has sufficient cash reserves to (i) declare and issue a special dividend; (ii) continue to fund its internal organic growth objectives; and (iii) pursue external acquisition opportunities; even though PBSV has not consummated an external acquisition in more than five (5) years. Accordingly, now is the time o [sic] reward the shareholders for their ownership over the past seven (7) years with a special cash dividend that provides an ongoing investment incentive and increased demand in the ownership of PBSV stock. I urge your support for this issue.”

Vote Required and Recommendation

Proposal 5 requires the affirmative vote of a majority of the votes cast.

The Company's Board of Directors recommends a vote “AGAINST” Proposal 5 for the reasons set forth below in the “Company’s Opposition Statement to Shareholder Proposals.”

COMPANY’S OPPOSITION STATEMENT TO SHAREHOLDER PROPOSALS

The Company's Board of Directors recommends a vote against both Proposal 4 and Proposal 5 because both shareholder proposals would require action that, under state law, falls within the discretion of the Company's Board of Directors.  At present, the Board believes it is in the best interest of the Company and its stockholders to retain our earnings to finance the growth of the Company both organically and through potential acquisitions.

For the foregoing reasons, the Board of Directors recommends that you vote “AGAINST” Proposal 4 and that you vote “AGAINST” Proposal 5. Proxies solicited by the Board of Directors will be voted against Proposal 4 and Proposal 5 unless instructed otherwise.

BENEFICIAL OWNERSHIP OF SECURITIES AND SECURITY OWNERSHIP OF MANAGEMENT

The following table provides information as to shares of common stock beneficially owned as of March 13, 2014 by:

●	each director;

●	each officer named in the summary compensation table (“Named Executive Officers”);

●	each person owning of record or known by us, based on information provided to us by the persons named below, to own beneficially at least 5% of our common stock; and

●	all directors and executive officers as a group.

As used herein, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the  Exchange Act as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days. Unless otherwise noted, beneficial ownership consists of sole ownership, voting and investment rights and the address for each person is c/o Pharma-Bio Serv, Inc., the Pharma-Bio Serv Building, #6 Road 696, Dorado, Puerto Rico, 00646.

Name	Shares of Common Stock Beneficially Owned at March 13, 2014	Percentage
Directors and Named Executive Officers
Elizabeth Plaza (1)	9,169,518	39.8%
Dov Perlysky (2)	1,979,941	8.6%
Kirk Michel (3)	371,247	1.6%
Howard Spindel (4)	42,596	*
Irving Wiesen (4)	42,596	*
Nélida Plaza (5)	133,333	*
Pedro Lasanta (6)	155,479	*
All Directors and Executive Officers as a group
(seven persons) (7)	9,957,365	42.5%
5% or Greater Stockholders
San Juan Holdings, Inc. (8)	4,100,119	17.8%
Venturetek, L.P. (9)	3,132,932	13.6%
________________
*	Less than 1%.

(1)
Includes 4,099,241 shares owned by Ms. Plaza directly and 5,070,277 shares subject to a voting proxy in favor of Ms. Plaza. In conjunction with certification as a minority controlled business, Ms. Plaza received irrevocable proxies (“Voting Proxies”) to vote an aggregate of 5,070,277 shares of the Company’s common stock from Venturetek LP, Krovim, LLC and LDP Family Partnership. These Voting Proxies are effective until September 24, 2014, unless the business certification expires sooner.

(2)
The shares of common stock beneficially owned by Mr. Perlysky include (i) 7,596 shares directly owned, (ii) 1,164,554 shares of common stock owned by Krovim, LLC, (iii) 772,791 shares owned by LDP Family Partnership and (iv) options issued to Mr. Perlysky to purchase 35,000 shares of common stock, which are vested as of March 13, 2014.  Elizabeth Plaza exercises voting power over the shares owned by Krovim pursuant to a Voting Proxy and Mr. Perlysky as the manager of Nesher, LLC, which is the manager of Krovim, may be deemed to exercise dispositive power over these shares. Mr. Perlysky disclaims beneficial interest in the shares owned by Krovim. Elizabeth Plaza exercises voting power over the shares owned by the LDP Family Partnership pursuant to a Voting Proxy and Mr. Perlysky’s wife, the general partner of LDP Family Partnership, is deemed to exercise dispositive power over these shares. Mr. Perlysky disclaims beneficial ownership in the securities owned by his wife.

(3)
The shares of common stock beneficially owned by Mr. Michel consist of (i) 15,541 shares directly owned, (ii) 15,000 shares of common stock issuable upon exercise of options, which are vested as of March 13, 2014, and 340,706 shares of common stock owned by KEMA Advisors, of which Mr. Michel is managing director.

(4)
The shares of common stock owned by each of Mr. Spindel and Mr. Wiesen, represent 7,596 shares directly owned, and 35,000 shares issuable upon exercise of options, which are vested as of March 13, 2014.

(5)	The shares of common stock owned by Ms Nélida Plaza represent shares issuable upon exercise of options, which are vested as of March 13, 2014.

(6)	The shares of common stock owned by Mr. Lasanta, represent 22,146 shares directly owned, and 133,333 shares issuable upon exercise of options, which are vested as of March 13, 2014.

(7)	Includes 386,666 shares issuable upon the exercise of options, which are vested as of March 13, 2014.

(8)
Based on the Amendment No. 2 to Schedule 13 D/A filed by San Juan Holdings, Inc. on February 5, 2013 (“Amendment No. 2”) and additional information available to the Company.  Messrs. Ramon Dominguez and Addison M. Levi III, principals of San Juan Holdings, Inc., have voting and dispositive power over these shares. The mailing address for San Juan Holdings, Inc. is MCS Plaza, Suite #305, 255 Ponce de Leon Ave., San Juan, PR 00917.  Based on information provided to the Company, following the filing of Amendment No. 2, these shares were transferred in equal amounts to Messrs. Ramon Dominguez and Addison M. Levi III.

(9)
This information was obtained from Amendment No. 4 to Schedule 13 D/A filed by Venturetek, L.P. ("Venturetek") on September 6, 2011. Does not include 1,565,058 shares underlying warrants, which warrants expired in January 2011, listed in the Schedule 13 D/A filed on January 5, 2011. Mr. David Selengut, the manager of TaurusMax LLC, which is the general partner of Venturetek has sole dispositive power and Elizabeth Plaza has sole voting power over these shares pursuant to a Voting Proxy. The mailing address for Venturetek, L.P. is 150 East 42nd Street, New York, NY 10017.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the SEC to provide us with copies of those filings. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended October 31, 2013, all such filing requirements applicable to the Company’s directors, executive officers and greater than 10% beneficial owners were complied with, except San Juan Holdings, Inc. did not timely file a Form 3.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In February 2007, we entered into an agreement for our main resource facilities in Dorado, Puerto Rico with Plaza Professional Center, Inc., a company controlled by Elizabeth Plaza, our Chairman of the Board and Principal Executive Officer. These facilities accommodate our testing laboratory, our customer-specialized training facilities, and our Puerto Rico consulting and headquarters offices. The agreement is for a five year term, with initial monthly installments of $18,750, which will increase by 5% annually. The agreement also requires the payment of utilities, property taxes, insurance and a portion of expenses incurred by the affiliate in connection with the maintenance of common areas. The agreement provided for a renewal option under the same terms, which became effective February 2012 for a period of five additional years. During the years ended October 31, 2013 and October 31, 2012, we paid approximately $298,000 and $284,000, respectively, to Plaza Professional Center, Inc. in connection with the lease of these facilities.

FINANCIAL STATEMENTS

A copy of our Form 10-K for the year ended October 31, 2013, without exhibits, is being mailed with this proxy statement. Stockholders are referred to the report for financial and other information about us.

Additional copies of our Form 10-K for the year ended October 31, 2013 may be obtained without charge by writing to Ms. Nélida Plaza, Chief Operating Officer and Secretary, Pharma-Bio Serv, Inc., #6 Road 696, Dorado, Puerto Rico, 00646. Exhibits will be furnished upon request and upon payment of a handling charge of $.25 per page, which represents our reasonable cost on furnishing such exhibits. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of such site is http://www.sec.gov.

OTHER MATTERS

Other Matters to be Submitted

Our board of directors does not intend to present to the meeting any matters not referred to in the form of proxy. If any proposal not set forth in this proxy statement should be presented for action at the meeting, and is a matter which should come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

Proxy Solicitation Costs

We will pay for preparing, printing and mailing this proxy statement. Proxies may be solicited on our behalf by our directors, officers or employees in person or via the internet, electronic transmission and facsimile transmission, but such persons will not receive any special compensation for such services. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their out-of-pocket costs of sending the proxy materials to our beneficial owners.

Deadline for Submission of Stockholder Proposals for the 2015 Annual Meeting

Proposals of stockholders intended to be presented at the 2015 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at our principal office not later than December 1, 2014 to be included in the proxy statement for that meeting.

In addition, in order for a stockholder proposal to be presented at our meeting without it being included in our proxy materials, notice of such proposal must be delivered to the Secretary of our Company at our principal offices no later than December 1, 2014.  If notice of any stockholder proposal is received after December 1, 2014, then the notice will be considered untimely and we are not required to present such proposal at the 2015 Annual Meeting, then the persons named in proxies solicited by the board of directors for the 2015 Annual Meeting may exercise discretionary voting power with respect to such proposal.

A copy of the Annual Report has been mailed to every stockholder of record.  The Annual Report is not considered proxy soliciting material.

March 31, 2014

Annex A

PHARMA-BIO SERV, INC.

2014 Long-Term Incentive Plan

1. Purpose; Definitions.

The purpose of the Pharma-Bio Serv, Inc. 2014 Long-Term Incentive Plan (the “Plan”) is to enable Pharma-Bio Serv, Inc. (the “Company”) to attract, retain and reward key employees of the Company and its Subsidiaries and Affiliates, and others who provide services to the Company and its Subsidiaries and Affiliates, and strengthen the mutuality of interests between such key employees and such other persons and the Company’s stockholders, by offering such key employees and such other persons incentives and/or other equity interests or equity-based incentives in the Company, as well as performance-based incentives payable in cash.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Affiliate” means any corporation, partnership, limited liability company, joint venture or other entity, other than the Company and its Subsidiaries, that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

(b) “Board” means the Board of Directors of the Company.

(c) “Book Value” means, as of any given date, on a per share basis (i) the stockholders’ equity in the Company as of the last day of the immediately preceding fiscal year as reflected in the Company’s consolidated balance sheet, subject to such adjustments as the Committee shall specify at or after grant, divided by (ii) the number of then outstanding shares of Stock as of such year-end date, as adjusted by the Committee for subsequent events.

(d) “Cause” means a felony conviction of a participant, or the failure of a participant to contest prosecution for a felony, or a participant’s willful misconduct or dishonesty, or breach of trust or other action by which the participant obtains personal gain at the expense of or to the detriment of the Company or conduct which results in civil or criminal liability or penalties, including penalties pursuant to a consent decree, order or agreement, on the part of the Company; provided, however, that if the participant has an Employment Agreement with the Company, a Subsidiary or Affiliate which includes a definition of “cause,” then “cause” shall have the meaning as defined in such Employment Agreement.

(e) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(f) “Commission” means the Securities and Exchange Commission or any successor thereto.

(g) “Committee” means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

(h) “Company” means Pharma-Bio Serv, Inc., a Delaware corporation, or any successor corporation.

(i) “Deferred Stock” means an award made pursuant to Section 8 of the Plan of the right to receive Stock at the end of a specified deferral period.

(j) “Disability” means disability as determined under procedures established by the Committee for purposes of the Plan; provided that if the participant has an Employment Agreement with the Company, a Subsidiary or Affiliate which includes a definition of “disability,” then “disability” shall have the meaning as defined in such Employment Agreement.

(k) “Early Retirement” means retirement, with the express consent for purposes of the Plan of the Company at or before the time of such retirement, from active employment with the Company and any Subsidiary or Affiliate pursuant to the early retirement provisions of the applicable pension plan of such entity.

(l) “Employment Agreement” shall mean an employment or consulting agreement or other agreement pursuant to which the participant performs services for the Company or a Subsidiary or Affiliate.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended, from time to time, and any successor thereto.

(n) “Fair Market Value” means, as of any given date, the market price of the Stock as determined by or in accordance with the policies established by the Committee in good faith; provided, that, in the case of an Incentive Stock Option, the Fair Market Value shall be determined in accordance with the Code and the Treasury regulations under the Code, including Section 409A of the Code.

(o) “Incentive Stock Option” means any Stock Option intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

(p) “Independent Director” shall mean a “non-employee director” as set forth in Rule 16b-3 of the Commission pursuant to the Exchange Act or any successor definition adopted by the Commission; provided that in the event that said rule (or successor rule) shall not have such a definition, the term Independent Director shall mean a director of the Company who is not otherwise employed by the Company or any Subsidiary or Affiliate; provided, however, an Independent Director shall also be an independent director as determined by the rules or regulations of the principal stock exchange or market on which the Stock is traded or, if the Stock is not listed or traded on such exchange, as defined under the rules of the Nasdaq Stock Market.

(q) “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(r) “Normal Retirement” means retirement from active employment with the Company and any Subsidiary or Affiliate on or after age 65 or such other age as is designated by the Company, Subsidiary or Affiliate as the normal retirement age.

(s) “Other Stock-Based Award” means an award under Section 10 of the Plan that is valued in whole or in part by reference to, or is otherwise based on, Stock.

(t) “Plan” means this Pharma-Bio Serv, Inc. 2014 Long-Term Incentive Plan, as hereinafter amended from time to time.

(u) “Restricted Stock” means an award of shares of Stock that is subject to restrictions under Section 7 of the Plan.

(v) “Retirement” means Normal Retirement or Early Retirement.

(w) “Stock” means the common stock, par value $.0001 per share, of the Company or any class of common stock into which such common stock may hereafter be converted or for which such common stock may be exchanged pursuant to the Company’s certificate of incorporation or as part of a recapitalization, reorganization or similar transaction.

(x) “Stock Appreciation Right” means the right pursuant to an award granted under Section 6 of the Plan to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such award or Stock Option (or such portion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof), subject, where applicable, to the pricing provisions in Section 6(b)(ii) of the Plan and (ii) the aggregate exercise price of such Stock Option or base price with respect to such award (or the portion thereof which is surrendered).

(y) “Stock Option” or “Option” means any option to purchase shares of Stock (including Restricted Stock and Deferred Stock, if the Committee so determines) granted pursuant to Section 5 of the Plan.

(z) “Stock Purchase Right” means the right to purchase Stock pursuant to Section 9 of the Plan.

(aa) “Subsidiary” means any corporation or other business association, including a partnership (other than the Company) in an unbroken chain of corporations or other business associations beginning with the Company if each of the corporations or other business associations (other than the last corporation in the unbroken chain) owns equity interests (including stock or partnership interests) possessing 50% or more of the total combined voting power of all classes of equity in one of the other corporations or other business associations in the chain. The Board may elect to treat as a Subsidiary an entity in which the Company possesses less than 50% of the total combined voting power of all classes of equity if, under generally accepted accounting principles, the Company may include the financial statements of such entity as part of the Company’s consolidated financial statements (other than as a minority interest or other single line item).

In addition, the terms “Change in Control,” and “Change in Control Price” shall have meanings set forth, respectively, in Sections 11(b) and (c) of the Plan.

2. Administration.

(a) The Plan shall be administered by a Committee of not less than two directors all of whom shall be Independent Directors, who shall be appointed by the Board and who shall serve at the pleasure of the Board. If and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee specified in the Plan shall be exercised by the Board.

(b) The Committee shall have full authority to grant, pursuant to the terms of the Plan, to officers and other persons eligible under Section 4 of the Plan, provided that Independent Directors shall not be eligible for options or other benefits pursuant to the Plan other than as provided in Sections 4(b) and 4(c) of the Plan: Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards. In particular, the Committee shall have the authority:

(i) to select the officers and other eligible persons to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards may from time to time be granted pursuant to the Plan;

(ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards, or any combination thereof, are to be granted pursuant to the Plan, to one or more eligible persons;

(iii) to determine the number of shares to be covered by each such award granted pursuant to the Plan;

(iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted under the Plan, including, but not limited to, the share price or exercise price and any restriction or limitation, or any vesting, acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Stock relating thereto, based in each case on such factors as the Committee shall, in its sole discretion, determine;

(v) to determine whether, to what extent and under what circumstances a Stock Option may be settled in cash, Restricted Stock and/or Deferred Stock under Section 5(b)(x) or (xi) of the Plan, as applicable, instead of Stock;

(vi) to determine whether, to what extent and under what circumstances Option grants and/or other awards under the Plan and/or other cash awards made by the Company are to be made, and operate, on a tandem basis with other awards under the Plan and/or cash awards made outside of the Plan in a manner whereby the exercise of one award precludes, in whole or in part, the exercise of another award, or on an additive basis;

(vii) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant, including any provision for any determination or method of determination of the amount (if any) deemed be earned on any deferred amount during any deferral period;

(viii) to determine the terms and restrictions applicable to Stock Purchase Rights and the Stock purchased by exercising such Rights; and

(ix) to determine an aggregate number of awards and the type of awards to be granted to eligible persons employed or engaged by the Company and/or any specific Subsidiary, Affiliate or division and grant to management the authority to grant such awards, provided that no awards to any person subject to the reporting and short-swing profit provisions of Section 16 of the Exchange Act may be granted awards except by the Committee.

(c) In the event that any officers or other participants have Employment Agreements with the Company which provide for the grant of options to such participants, unless the Committee or the Board otherwise determines, the options shall be treated for all purposes as if they were granted pursuant to this Plan as long as there is a sufficient number of shares available for grant pursuant to this Plan.

(d) The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan and any agreements relating thereto, and otherwise to supervise the administration of the Plan.

(e) All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding on all persons, including the Company and Plan participants.

3. Stock Subject to Plan.

(a) The total number of shares of Stock reserved and available for distribution under the Plan shall be Two Million Three Hundred Thousand (2,300,000) shares of Stock. In the event that awards are granted in tandem such that the exercise of one award precludes the exercise of another award then, for the purpose of determining the number of shares of Stock as to which awards shall have been granted, the maximum number of shares of Stock issuable pursuant to such tandem awards shall be used. A  maximum of One Million Five Hundred Thousand (1,500,000) of such shares may be issued in connection with awards, other than Options and Stock Appreciation Rights, that are settled in Stock. Upon the granting of an award, the number of shares of Stock available under this Section 3 for the granting of further awards shall be reduced as follows:

(i) In connection with the granting of an Option or Stock Appreciation Right, the number of shares of Stock shall be reduced by the full number of shares of Stock subject to the Option or Stock Appreciation Right; and

 (ii) In connection with the granting of an award that may be settled in Stock, other than the granting of an Option or Stock Appreciation Right, the number of shares of Stock shall be reduced by the full number of shares of Common Stock subject to the Award.

(b) If any award that may be settled in Stock is cancelled, forfeited, terminated or settled in cash for any reason, the shares of Stock that were subject to such award shall, to the extent cancelled, forfeited, terminated or settled in cash, immediately become available for future awards granted under the Plan as if said award had never been granted; provided, however, that any shares of Stock subject to an award which are tendered cancelled, forfeited, withheld or terminated in order to pay the exercise price, purchase price or any taxes or tax withholdings on an award shall not be available for future awards granted under the Plan.  Shares of Stock that have been repurchased by the Company using the proceeds from Stock Option exercise shall not be available for future awards granted under the Plan..

(c) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, stock distribution, reverse split, combination of shares or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the base number of shares, in the number and option price of shares subject to outstanding Options granted under the Plan, in the number and purchase price of shares subject to outstanding Stock Purchase Rights under the Plan, and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number, and provided that the treatment of such options and rights shall be consistent with the nature of the event. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

4. Eligibility.

(a) Officers and other key employees and directors of, and consultants and independent contractors to, the Company and its Subsidiaries and Affiliates (but excluding, except as to Sections 4(b) and 4(c) of the Plan, Independent Directors) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan.

(b) On each 10th day of January of each year, commencing with the 2014 calendar year, each person who is an Independent Director on such date shall automatically be granted a Non-Qualified Stock Option to purchase twenty thousand (20,000) shares of Stock (or such lesser number of shares of Stock as remain available for grant at such date under the Plan, divided by the number of Independent Directors at such date).  Such Stock Options shall be exercisable at a price per share equal to the greater of the Fair Market Value on the date of grant or the par value of one share of Stock.  The Non-Qualified Stock Options granted pursuant to this Section 4(b) and pursuant to Sections 4(c) and 4(d) of the Plan shall become exercisable cumulatively as to fifty percent (50%) of the shares subject thereto six months from the date of grant and as to the remaining fifty percent (50%), eighteen months from the date of grant, and shall expire on the earlier of (i) five years from the date of grant, or (ii) seven (7) months from the date such Independent Director ceases to be a director if such Independent Director ceases to be a director other than as a result of his death or Disability.  The provisions of this Section 4(b) and said Section 4(c) may not be amended more than one (1) time in any six (6) month period other than to comply with changes in the Code or the Employee Retirement Income Security Act (“ERISA”) or the rules thereunder..

(c) At the time an Independent Director is first elected to the Board, such person shall automatically be granted a Non-Qualified Stock Option to purchase twenty five thousand (25,000) shares of Stock (or such lesser number of shares of Stock as remain available for grant at such date under the Plan, divided by the number of Independent Directors who are elected as directors at such date). Such Stock Options shall be exercisable at a price per share equal to the greater of the Fair Market Value on the date of grant or the par value of one share of Stock.

(d) If the Company has an advisory board, (i) at the time each person is appointed to the advisory board, such person shall automatically be granted a Non-Qualified Stock Option to purchase five thousand (5,000) shares of Stock (or such lesser number of shares of Stock as remain available for grant at such date under the Plan, divided by the number of members of the advisory board who are appointed at such date) and (ii) on each January 1, following his or her appointment to the advisory board, each person who is a member of the advisory board on such date shall automatically be granted a Non-Qualified Stock Option to purchase five thousand (5,000) shares of Stock (or such lesser number of shares of Stock as remain available for grant at such date under the Plan, divided by the number of advisory board members at such date, after giving effect to the automatic grant of options to Independent Directors pursuant to Section 4(b) of the Plan). Such Stock Options shall be exercisable at a price per share equal to the greater of the Fair Market Value on the date of grant or the par value of one share of Stock.

(e) With respect to grants referenced in Sections 4(b) through 4(d) above, the number of Shares subject to Non-Qualified Stock Options to be granted with respect to any applicable period and/or event shall be reduced by the Shares subject to Non-Qualified Stock Options granted with respect to such period and/or event  pursuant to Sections 4(b) through 4(d) of the 2005 Plan.

5. Stock Options.

(a) Administration. Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights).

(b) Option Grants. Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee, in its sole discretion, shall deem desirable:

(i) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant, provided that the option price of the shares of Stock subject to such Option may not be less than Fair Market Value of such Stock on the grant date.

(ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted.

(iii) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall, in its sole discretion, determine.

(iv) Method of Exercise.

(A) Subject to whatever installment exercise provisions apply under Section 5(b)(iii) of the Plan, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by check, note or such other instrument, securities or property as the Committee may accept. As and to the extent determined by the Committee, in its sole discretion, at or after grant, payments in full or in part may also be made in the form of Stock already owned by the optionee or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Deferred Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee).

(B) If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Deferred Stock, the Stock issuable upon such exercise (and any replacement shares relating thereto) shall remain (or be) restricted or deferred, as the case may be, in accordance with the original terms of the Restricted Stock award or Deferred Stock award in question, and any additional Stock received upon the exercise shall be subject to the same forfeiture restrictions or deferral limitations, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

(C) No shares of Stock shall be issued until full payment therefor has been received by the Company. In the event of any exercise by note or other instrument, the shares of Stock shall not be issued until such note or other instrument shall have been paid in full, and the exercising optionee shall have no rights as a stockholder until such payment is made.

(D) Subject to Section 5(b)(iv)(C) of the Plan, an optionee shall generally have the rights to dividends or other rights of a stockholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 14(a) of the Plan.

(v) Non-Transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee.

(vi) Termination by Death. Subject to Section 5(b)(ix) of the Plan with respect to Incentive Stock Options, if an optionee’s employment by the Company and any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(vii) Termination by Reason of Disability or Retirement. Subject to Section 5(b)(ix) of the Plan with respect to Incentive Stock Options, if an optionee’s employment by the Company and any Subsidiary or Affiliate terminates by reason of a Disability or Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of one year (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such one-year period (or such other period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability or Normal or Early Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(viii) Other Termination. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if an optionee’s employment by the Company and any Subsidiary or Affiliate terminates for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate; provided, however, that if the optionee is involuntarily terminated by the Company or any Subsidiary or Affiliate without Cause, including a termination resulting from the Subsidiary, Affiliate or division in which the optionee is employed or engaged, ceasing, for any reason, to be a Subsidiary, Affiliate or division of the Company, such Stock Option may be exercised, to the extent otherwise exercisable on the date of termination, for a period of three months (or seven months in the case of a person subject to the reporting and short-swing profit provisions of Section 16 of the Exchange Act) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever is shorter.

(ix) Incentive Stock Options.

(A) Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422.

(B) To the extent required for “incentive stock option” status under Section 422(d) of the Code (taking into account applicable Treasury regulations and pronouncements), the Plan shall be deemed to provide that the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 425 of the Code) shall not exceed $100,000. If Section 422 is hereafter amended to delete the requirement now in Section 422(d) that the plan text expressly provide for the $100,000 limitation set forth in Section 422(d), then this Section 5(b)(ix)(B) shall no longer be operative and the Committee may accelerate the dates on which the incentive stock option may be exercised.

(C) To the extent permitted under Section 422 of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:

(I) If (x) a participant’s employment is terminated by reason of death, Disability or Retirement and (y) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Sections 5(b)(vi) and (vii) of the Plan, applied without regard to the $100,000 limitation contained in Section 422(d) of the Code, is greater than the portion of such option that is immediately exercisable as an “incentive stock option” during such post-termination period under Section 422, such excess shall be treated as a Non-Qualified Stock Option; and

(II)  if the exercise of an Incentive Stock Option is accelerated by reason of a Change in Control, any portion of such option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

(x) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash, Stock, Deferred Stock or Restricted Stock an option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

(xi) Settlement Provisions. If the option agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the optionee’s consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Deferred or Restricted Stock which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Deferred or Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved.

6. Stock Appreciation Rights.

(a) Grant and Exercise.

(i) Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.

(ii) A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Stock Appreciation Right is granted with respect to less than the full number of shares covered by a related Stock Option.

(iii) A Stock Appreciation Right may be exercised by an optionee, subject to Section 6(b) of the Plan, in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in said Section 6(b). Stock Options relating to exercised Stock Appreciation Rights shall no longer be exercisable to the extent that the related Stock Appreciation Rights have been exercised.

(b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of this Section 6 and Section 5 of the Plan; provided, however, that any Stock Appreciation Right granted to an optionee subject to Section 16(b) of the Exchange Act subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of its term, except that this special limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period. The exercise of Stock Appreciation Rights held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with Rule 16b-3 thereunder to the extent applicable.

(ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. When payment is to be made in shares of Stock, the number of shares to be paid shall be calculated on the basis of the Fair Market Value of the shares on the date of exercise. When payment is to be made in cash, such amount shall be based upon the Fair Market Value of the Stock on the date of exercise, determined in a manner not inconsistent with Section 16(b) of the Exchange Act and the rules of the Commission thereunder.

(iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 5(b)(v) of the Plan.

(iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

(v) In its sole discretion, the Committee may grant Stock Appreciation Rights that become exercisable only in the event of a Change in Control, subject to such terms and conditions as the Committee may specify at grant; provided that any such Stock Appreciation Rights shall be settled solely in cash.

(vi) The Committee, in its sole discretion, may also provide that, in the event of a Change in Control, the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the Change in Control Price, subject to such terms and conditions as the Committee may specify at grant.

7. Restricted Stock.

(a) Administration. Shares of Restricted Stock may be issued either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock, subject to Section 7(b) of the Plan, the time or times within which such awards may be subject to forfeiture, and all other terms and conditions of the awards. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may, in its sole discretion, determine. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

(b) Awards and Certificates.

(i) The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

(ii) The purchase price for shares of Restricted Stock may be equal to or less than their par value and may be zero.

(iii) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying the price, if any, required under Section 7(b)(ii).

(iv) Each participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

(v) The Committee shall require that (A) the stock certificates evidencing shares of Restricted Stock be held in the custody of the Company until the restrictions thereon shall have lapsed, and (B) as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Restricted Stock covered by such award.

(c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

(i) Subject to the provisions of the Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the “Restriction Period”), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

(ii) Except as provided in this Section 7(c)(ii) and Section 7(c)(i) of the Plan, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any regular cash dividends paid out of current earnings. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 14(e) of the Plan, in additional Restricted Stock to the extent shares are available under Section 3 of the Plan, or otherwise reinvested. Stock dividends, splits and distributions issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued, and the Committee may require the participant to deliver an additional stock power covering the shares issuable pursuant to such stock dividend, split or distribution. Any other dividends or property distributed with regard to Restricted Stock, other than regular dividends payable and paid out of current earnings, shall be held by the Company subject to the same restrictions as the Restricted Stock.

(iii) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a participant’s employment or other services with the Company and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

(iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares, and other property held by the Company with respect to such Restricted Shares, shall be delivered to the participant promptly.

(d) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem Stock Option or performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Restricted Stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

8. Deferred Stock.

(a) Administration. Deferred Stock may be awarded either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the “Deferral Period”) during which, and the conditions under which, receipt of the Stock will be deferred, and the other terms and conditions of the award in addition to those set forth in Section 8(b). The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall, in its sole discretion, determine. The provisions of Deferred Stock awards need not be the same with respect to each recipient.

(b) Terms and Conditions. The shares of Deferred Stock awarded pursuant to this Section 8 shall be subject to the following terms and conditions:

(i) Subject to the provisions of the Plan and the award agreement referred to in Section 8(b)(vi) of the Plan, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Elective Deferral Period referred to in Section 8(b)(v) of the Plan, where applicable), share certificates representing the shares covered by the Deferred Stock award shall be delivered to the participant or his legal representative.

(ii) Subject to the provisions of the award agreement and this Section 8, upon termination of a participant’s employment with the Company and any Subsidiary or Affiliate for any reason during the Deferral Period for a given award, the Deferred Stock in question will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

(iii) Based on service, performance and/or such other factors or criteria as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of such award.

(iv) A participant may elect to further defer receipt of an award (or an installment of an award) for a specified period or until a specified event (the “Elective Deferral Period”), subject in each case to the Committee’s approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must generally be made at least twelve months prior to completion of the Deferral Period for such Deferred Stock award (or such installment).

(v) Each award shall be confirmed by, and subject to the terms of, a Deferred Stock agreement executed by the Company and the participant.

(c) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem Stock Option or performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a deferred stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

9. Stock Purchase Rights.

(a) Awards and Administration. The Committee may grant eligible participants Stock Purchase Rights which shall enable such participants to purchase Stock (including Deferred Stock and Restricted Stock):

(i) at its Fair Market Value on the date of grant;

(ii) at a percentage of such Fair Market Value on such date, such percentage to be determined by the Committee in its sole discretion;

(iii) at an amount equal to Book Value on such date; or

(iv) at an amount equal to the par value of such Stock on such date.

The Committee shall also impose such deferral, forfeiture and/or other terms and conditions as it shall determine, in its sole discretion, on such Stock Purchase Rights or the exercise thereof. The terms of Stock Purchase Rights awards need not be the same with respect to each participant. Each Stock Purchase Right award shall be confirmed by, and be subject to the terms of, a Stock Purchase Rights Agreement.

(b) Exercisability. Stock Purchase Rights shall generally be exercisable for such period after grant as is determined by the Committee not to exceed sixty (60) days. However, the Committee may provide, in its sole discretion, that the Stock Purchase Rights of persons potentially subject to Section 16(b) of the Exchange Act shall not become exercisable until six months and one day after the grant date, and shall then be exercisable for ten trading days at the purchase price specified by the Committee in accordance with Section 9(a) of the Plan.

10. Other Stock-Based Awards.

(a) Administration.

(i) Other awards of Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Stock (“Other Stock-Based Awards”), including, without limitation, performance shares, convertible preferred stock (to the extent a series of preferred stock has been or may be created by, or in accordance with a procedure set forth in, the Company’s certificate of incorporation), convertible debentures, warrants, exchangeable securities and Stock awards or options valued by reference to Fair Market Value, Book Value or performance of the Company or any Subsidiary, Affiliate or division, may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock or Stock Purchase Rights granted under the Plan and/or cash awards made outside of the Plan.

(ii) Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such award shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Stock upon the completion of a specified performance period. The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

(b) Terms and Conditions. Other Stock-Based Awards made pursuant to this Section 10 shall be subject to the following terms and conditions:

(i) Subject to the provisions of the Plan and the award agreement referred to in Section 10(b)(v) of the Plan, shares of Stock subject to awards made under this Section 10 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(ii) Subject to the provisions of the Plan and the award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this Section 10 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

(iii) Any award under Section 10 and any Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee, in its sole discretion.

(iv) In the event of the participant’s Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations (if any) imposed with respect to any or all of an award pursuant to this Section 10.

(v) Each award under this Section 10 shall be confirmed by, and subject to the terms of, an agreement or other instrument by the Company and by the participant.

(vi) Stock (including securities convertible into Stock) issued on a bonus basis under this Section 10 may be issued for no cash consideration.

11. Change in Control Provisions.

(a) Impact of Event. In the event of a “Change in Control,” as defined in Section 11(b) of the Plan, except to the extent otherwise determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination), the following acceleration and valuation provisions shall apply:

(i) Any Stock Appreciation Rights outstanding for at least six months and any Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested and any Incentive Stock Options may, with the consent of the holders thereof, be treated as Non-Qualified Stock Options.

(ii) The restrictions and deferral limitations applicable to any Restricted Stock, Deferred Stock, Stock Purchase rights and Other Stock-Based Awards, in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested.

(iii) The value of all outstanding Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and Other Stock-Based Awards, in each case to the extent vested (including such rights which shall have become vested pursuant to Sections 11(a)(i) and (ii) of the Plan), shall be purchased by the Company (“cashout”) in a manner determined by the Committee, in its sole discretion, on the basis of the “Change in Control Price” as defined in Section 11(c) of the Plan as of the date such Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control, unless the Committee shall, contemporaneously with or prior to any particular Change of Control, determine that this Section 11(a)(iii) shall not be applicable to such Change in Control.

(b) Definition of “Change in Control.” For purposes of Section 11(a) of the Plan, a “Change in Control” means the happening of any of the following after the completion of the acquisition of Plaza Consulting Group, Inc., a Puerto Rico corporation (the “Acquisition Effective Date”):

(i) When any “person” (as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) of the Exchange Act, including a “group” as defined in Section 13(d) of the Exchange Act, but excluding the Company and any Subsidiary and any employee benefit plan sponsored or maintained by the Company or any Subsidiary and any trustee of such plan acting as trustee) directly or indirectly becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities; provided, however, that a Change of Control shall not arise if such acquisition is approved by the board of directors or if the board of directors or the Committee determines that such acquisition is not a Change of Control or if the board of directors authorizes the issuance of the shares of Stock (or securities convertible into Stock or upon the exercise of which shares of Stock may be issued) to such persons; or

(ii) When, during any period of twenty-four consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason other than death, Disability or Retirement to constitute at least a majority thereof, provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of, or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this Section 11(b)(ii); provided, however, that all directors who are elected to the board not later than six months after the Acquisition Effective Date shall be deemed to be an Incumbent Director and shall be deemed to have satisfied the 24-month requirement set forth in this Section 11(b)(ii); or

(iii) The occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a Subsidiary through purchase of assets, or by merger, or otherwise unless approved by a majority of Incumbent Directors.

(c) Change in Control Price. For purposes of this Section 11, “Change in Control Price” means the highest price per share paid in any transaction reported on the principal stock exchange on which the Stock is traded or the average of the highest bid and asked prices as reported by the principal stock exchange or market on which the Stock is traded, or paid or offered in any bona fide transaction related to a Potential or actual Change in Control of the Company at any time during the sixty-day period immediately preceding the occurrence of the Change in Control, in each case as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Stock Appreciation Rights, Incentive Stock Options or, where applicable, the date on which a cashout occurs under Section 11(a)(iii).

12. Amendments and Termination.

(a) The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right, Restricted or Deferred Stock award, Stock Purchase Right or Other Stock-Based Award theretofore granted, without the optionee’s or participant’s consent, and no amendment will be made without approval of the stockholders if such amendment requires stockholder approval under state law or if stockholder approval is necessary in order that the Plan comply with Rule 16b-3 of the Commission under the Exchange Act or any substitute or successor rule or if stockholder approval is necessary in order to enable the grant pursuant to the Plan of options or other awards intended to confer tax benefits upon the recipients thereof.

(b) The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights or any holder without the holder’s consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one for one or other basis), including previously granted Stock Options having higher option exercise prices.

(c) Subject to the provisions of Sections 12(a) and (b) of the Plan, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments, and, in particular, without limiting in any way the generality of the foregoing, to eliminate any provisions which are not required to included as a result of any amendment to Rule 16b-3 of the Commission pursuant to the Exchange Act.

(d) Notwithstanding anything herein to the contrary, unless such action is approved by Company's stockholders in accordance with applicable law: (i) no outstanding Option or Stock Appreciation Right granted under the Plan may be amended to provide an exercise price that is lower than the then-current exercise price of such outstanding Option or Stock Appreciation Right (other than adjustments to the exercise price pursuant to Section 3(c)); (ii) the Committee may not cancel any outstanding Option or Stock Appreciation Right and grant in substitution therefore new awards under the Plan covering the same or a different number of shares of Stock and having an exercise price lower than the then-current exercise price of the cancelled Option or Stock Appreciation Right (other than adjustments to the exercise price pursuant to Section 3(c)); (iii) the Committee may not authorize the repurchase of an outstanding Option or Stock Appreciation Right which has an exercise price that is higher than the then-current fair market value of the Stock (other than adjustments to the exercise price pursuant to Section 3(c)); and (iv) the Committee may not cancel any outstanding Option or Stock Appreciation Right and grant in substitution therefore new awards as part of a strategy to materially enhance the position of the holder of such Options or Stock Appreciation Rights with respect to their value as of the time of such substitution (other than adjustments pursuant to Section 3(c)).

13. Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained in this Plan shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards under this Plan; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan.

14. General Provisions.

(a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates or shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(c) Neither the adoption of the Plan nor the grant of any award pursuant to the Plan shall confer upon any employee of the Company or any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

(d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

(e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or in Deferred Stock or other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 of the Plan for such reinvestment (taking into account then outstanding Stock Options, Stock Purchase Rights and other Plan awards).

(f) With respect to awards subject to Section 409A of the Code, this Plan is intended to comply with the requirements of such Section, and the provisions hereof shall be interpreted in a manner that satisfies the requirements of such Section and the related regulations, and the Plan shall be operated accordingly. If any provision of this Plan or any term or condition of any award would otherwise frustrate or conflict with this intent, the provision, term or condition will be interpreted and deemed amended so as to avoid this conflict.

(g) The Company shall deliver to the Plan participant a certificate evidencing the participant’s ownership of shares of Stock issued pursuant to an award as soon as administratively practicable after satisfaction of all conditions relating to the issuance of such shares. A participant shall not have any of the rights of a stockholder with respect to such shares of Stock prior to satisfaction of all conditions relating to the issuance of such Stock, and, except as expressly provided in the Plan, no adjustment shall be made for dividends, distributions or other rights of any kind for which the record date is prior to the date on which all such conditions have been satisfied.

15. Effective Date of Plan.

The Plan shall be effective as of the date the Plan is approved by the Board, subject to the approval of the Plan by a majority of the votes cast by the holders of the Company’s Stock at the next annual or special meeting of stockholders. Any grants made under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned on, and subject to, such approval of the Plan by such stockholders.

16. Term of Plan.

Stock Option, Stock Appreciation Right, Restricted Stock award, Deferred Stock award, Stock Purchase Right or Other Stock-Based Award may be granted pursuant to the Plan, until ten (10) years from the date the Plan was approved by the Board, unless the Plan shall be terminated by the Board, in its discretion, prior to such date, but awards granted prior to such termination may extend beyond that date.

ANNUAL MEETING OF STOCKHOLDERS OF

PHARMA-BIO SERV, INC.

April 30, 2014

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

10033033000000001000 0 043014

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3, AND A VOTE "AGAINST" PROPOSALS 4 AND 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the following Class I director

☐ FOR THE NOMINEE

☐ WITHHOLD AUTHORITY FOR THE NOMINEE

NOMINEE:
Irving Wiesen

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. To approve the Pharma-Bio Serv, Inc. 2014 Long-Term Incentive Plan.	☐	☐	☐
3. To ratify the selection of Horwath Velez & Co. PSC as the Company's independent certified public accountants for the year ending October 31, 2014.	☐	☐	☐
4. Adoption of shareholder proposal requesting that the Board of Directors establish a quarterly dividend policy.	☐	☐	☐
5. Adoption of shareholder proposal requesting that the Board of Directors immediately adopt and issue a special cash dividend.	☐	☐	☐

6. In their discretion, upon the transaction of such other business as may properly come before the meeting.

All of the above as set forth in the Proxy Statement, dated March 31, 2014

The shares represented by this proxy will be voted on Proposals 1 - 5 as directed by the stockholder, but if no direction is indicated, will be voted **FOR** Proposals 1, 2 and 3 and **AGAINST** Proposals 4 and 5.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

PHARMA-BIO SERV, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Elizabeth Plaza and Pedro J. Lasanta or either of them acting in the absence of the other, with full power of substitution or revocation, proxies for the undersigned, to vote at the 2014 Annual Meeting of Stockholders of Pharma-Bio Serv, Inc. (the "Company"), to be held at 1:00 p.m. local time, on Wednesday, April 30, 2014, at the Pennsylvania offices of the Company at 545 West Germantown Pike, Suite 200, Plymouth Meeting, Pennsylvania, 19462, and at any adjournment or adjournments thereof, according to the number of votes the undersigned might cast and with all powers the undersigned would possess if personally present.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

PHARMA-BIO SERV, INC.

April 30, 2014

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

10033033000000001000 0 043014

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3, AND A VOTE "AGAINST" PROPOSALS 4 AND 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the following Class I director

NOMINEE:
Irving Wiesen

☐ FOR THE NOMINEE

☐ WITHHOLD AUTHORITY FOR THE NOMINEE

	FOR	AGAINST	ABSTAIN
2. To approve the Pharma-Bio Serv, Inc. 2014 Long-Term Incentive Plan.	☐	☐	☐
3. To ratify the selection of Horwath Velez & Co. PSC as the Company's independent certified public accountants for the year ending October 31, 2014.	☐	☐	☐
4. Adoption of shareholder proposal requesting that the Board of Directors establish a quarterly dividend policy.	☐	☐	☐
5. Adoption of shareholder proposal requesting that the Board of Directors immediately adopt and issue a special cash dividend.	☐	☐	☐

6. In their discretion, upon the transaction of such other business as may properly come before the meeting.

All of the above as set forth in the Proxy Statement, dated March 31, 2014

The shares represented by this proxy will be voted on Proposals 1 - 5 as directed by the stockholder, but if no direction is indicated, will be voted **FOR** Proposals 1, 2 and 3 and **AGAINST** Proposals 4 and 5.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.